UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500, Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Viking Secured Note Purchase

As previously disclosed in the Current Report on Form 8-K filed by Camber Energy, Inc. (the “Company”, “Camber”, “we” and “us”) with the Securities and Exchange Commission on February 5, 2020, on February 3, 2020, the Company entered into an Agreement and Plan of Merger (as amended to date, the “Merger Agreement”) with Viking Energy Group, Inc. (“Viking”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, a newly-formed wholly-owned subsidiary of the Company (“Merger Sub”) will merge with and into Viking (the “Merger”), with Viking surviving the Merger as a wholly-owned subsidiary of the Company.

A requirement of the entry into the Merger Agreement was that the Company make a $5,000,000 investment in Viking’s Rule 506(c) offering, in consideration for among other things, a 25% interest in Viking’s subsidiary Elysium Energy, LLC (“Elysium”), which investment and which assignment of a 25% interest in Elysium to the Company was made on February 3, 2020, and which $5 million loan was evidenced by a 10.5% Secured Promissory Note (the “February 2020 Secured Note”).

On June 25, 2020, the Company loaned Viking an additional $4.2 million, pursuant to the terms of a Securities Purchase Agreement, which was entered into on the same date (the “June 2020 SPA”). The $4.2 million loan was evidenced by a 10.5% Secured Promissory Note (the “June 2020 Secured Note”), the repayment of which was secured by the terms of a Security and Pledge Agreement (the “June 2020 Pledge”).

The June 2020 Secured Note, accrues interest at the rate of 10.5% per annum, payable quarterly and is due and payable on February 3, 2022. The note includes standard events of default, including certain defaults relating to the trading status of Viking’s common stock and change of control transactions involving Viking. Additionally, the termination of the Merger for any reason constitutes an event of default under the June 2020 Secured Note. The June 2020 Secured Note can be prepaid at any time with prior notice as provided therein, and together with a pre-payment penalty equal to 10.5% of the original amount of the June 2020 Secured Note.

The June 2020 Secured Note is convertible into common shares of Viking at a conversion price of $0.24 per share at any time beginning 30 days after the date of the note (June 25, 2020), until the 15th day after Viking’s common stock has traded at an average daily price of at least $0.55 for 15 consecutive business days, provided that we are restricted from converting any portion of the June 2020 Secured Note into Viking’s common stock if upon such conversion we would beneficially own more than 4.99% of Viking’s common stock (which percentage may be increased or decreased to up to 9.99%, with 61 days prior written notice to Viking).

In addition to our other conversion rights under the June 2020 Secured Note, we also have the right to convert the June 2020 Secured Note (principal and interest) into the securities offered by Viking in connection with Viking’s first public offering following the date of the June 2020 Secured Note, at a conversion price equal to eighty-five percent (85%) of the offering price of the applicable security (representing a fifteen percent (15%) discount) in such public offering.

The June 2020 Pledge provides the Company, para passu with the other investors in Viking’s Secured Note offering, a security interest (subject to certain pre-requisites) in Viking’s 70% ownership of Elysium and 100% of Ichor Energy Holdings, LLC (“Ichor”). Additionally, pursuant to a separate Amended and Restated Security and Pledge Agreement entered into on June 25, 2020, Viking provided the Company a security interest in the membership, common stock and/or ownership interests of all of Viking’s existing and future, directly owned or majority owned subsidiaries, to secure the repayment of the June 2020 Secured Note and the February 2020 Secured Note (the “June 2020 Second Pledge”).

As additional consideration for the Company making the loan to Viking, Viking assigned the Company an additional 5% of Elysium pursuant to the terms of an Assignment of Membership Interests dated June 25, 2020 (the “June 2020 Assignment”), which brings the Company’s current total ownership of Elysium up to 30% (when including the 25% ownership which was assigned to the Company in partial consideration for making the February 3, 2020 $5 million loan to Viking).

As described below, all or a portion of the Company’s current 30% ownership in Elysium will be retained by Camber and/or returned to Viking under different circumstances relating to the termination of the Merger Agreement and repayment obligations associated with the February 2020 Secured Note and June 2020 Secured Note.

Third Amendment to Merger Agreement

Concurrently with Camber’s entry into the June 2020 SPA and the loan of the funds evidenced by the June 2020 Secured Note, Camber and Viking entered into a Third Amendment to Agreement and Plan of Merger (the “Third Amendment”), which amended the Merger Agreement to:

(1)	Provide for the entry into the June 2020 SPA and the loan of the $4.2 million evidenced by the June 2020 Secured Note;
(2)	Confirm that such February 2020 Secured Note and June 2020 Secured Note (collectively, the “Viking Secured Notes”) will be forgiven by the Company in the event the Merger closes, and will be due 90 days after the date that the Merger Agreement is terminated by any party for any reason. If the Merger Agreement is terminated prior to the closing of the Merger, Viking will owe the Company an additional amount equal to (i) 115.5% of the original principal amount of the Viking Secured Notes, minus (ii) the amount due to Camber pursuant to the terms of the Viking Secured Notes upon repayment thereof (the “Additional Payment”). As an example, if when the Merger Agreement is terminated, $9,200,000 were due to the Company under the Viking Secured Notes (assuming all interest due thereunder had been paid as of the date due), Viking would owe the Company (i) $9,200,000 multiplied by 1.155 = $10,626,000, minus (ii) $9,200,000, or a total Additional Payment of $1,426,000, in addition to the amount due under the Viking Secured Notes;
(3)	Confirm that the Additional Payment is considered a break-up fee in connection with the termination of the Merger Agreement;
(4)	To update the required percentage of Elysium that the Company is required to return to Viking upon the termination of the Merger Agreement in certain circumstances, as summarized below:

Reason for Termination	Percentage of Elysium Retained by Camber
The reasonable likelihood that the combined company will not meet the initial listing requirements of the NYSE American, required regulatory approvals will not be obtained, or the registration statement on Form S-4 will not be declared effective, through no fault of the Company or Viking	20%*
Termination of the Merger Agreement by either party, through no fault of Camber	25%*
Termination of the Merger Agreement due to a material breach of the Merger Agreement by Camber or its disclosure schedules	0%*
Termination of the Merger Agreement for any reason and in the event the Viking Secured Notes are not repaid within 90 days of the date of termination and the Additional Payment (defined above) is not made.	30%

*Assumes the payment of Viking Secured Notes within 90 days of the date of termination of the Merger Agreement and that the Additional Payment (defined below) is made;

(5)	Confirm that none of the funds loaned by the Company to Viking will affect the merger ratios set forth in the Merger Agreement; and
(6)	Allow for the Company’s Board of Directors to authorize the payment to the officers and directors of the Company, of consideration of up to $150,000 each ($600,000 in aggregate), for past services rendered and services to be rendered by such individuals through the closing date of the Merger, which compensation has not been formally authorized by the Board of Directors to date, but which is expected to be authorized and documented in the coming weeks.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 23, 2020, we agreed that if the Merger does not close by the required date approved by the parties thereto (as such may be extended from time to time), we are required, at the option of the institutional investor which purchased $6 million of Series C Redeemable Convertible Preferred Stock from the Company on June 22, 2020 (the “Investor”), to immediately repurchase from the Investor a total of 630 shares of Series C Redeemable Convertible Preferred Stock, by paying to the Investor 110% of the aggregate face value of such shares, which totals $6,930,000 (the “Redemption Amount”).

The amount of the Additional Payment which would be due in connection with the June 2020 Secured Note (and $1.8 million of the February 2020 Note) corresponds to the additional amount which the Company would owe to the Investor, when aggregated with the amount of principal and interest due in connection with the repayment of $6 million of the Viking Secured Notes, in the event the Merger is terminated.

The foregoing description of the Third Amendment, June 2020 SPA, June 2020 Secured Note, June 2020 Pledge, June 2020 Second Pledge and June 2020 Assignment above, is subject to, and qualified in its entirety by, the Third Amendment, the June 2020 SPA, June 2020 Secured Note, June 2020 Pledge, June 2020 Second Pledge and June 2020 Assignment, attached as Exhibits 2.4, 10.1, 10.2, 10.3, 10.4 and 10.5 hereto, which are incorporated in this Item 1.01 by reference in their entirety.

As disclosed in greater detail in the February 5, 2020 Current Report on Form 8-K, completion of the Merger is subject to various closing conditions, and required regulatory and other consents, which may not be able to be met or obtained, on a timely basis, if at all.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1#	Agreement and Plan of Merger, dated as of February 3, 2020, by and between Viking Energy Group, Inc. and Camber Energy, Inc. (Filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 5, 2020, and incorporated by reference herein)(File No. 001-32508)
2.2	First Amendment to Agreement and Plan of Merger, dated as of May 27, 2020, by and between Viking Energy, Inc. and Camber Energy, Inc. (Filed as Exhibit 2.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 1, 2020, and incorporated by reference herein)(File No. 001-32508)
2.3	Second Amendment to Agreement and Plan of Merger, dated as of June 15, 2020, by and between Viking Energy, Inc. and Camber Energy, Inc. (Filed as Exhibit 2.3 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 16, 2020, and incorporated by reference herein)(File No. 001-32508)
2.4*	Third Amendment to Agreement and Plan of Merger, dated as of June 25, 2020, by and between Viking Energy, Inc. and Camber Energy, Inc.
10.1*+	Securities Purchase Agreement dated as of June 25, 2020 by and Between Camber Energy, Inc. (Purchaser) and Viking Energy Group, Inc.
10.2*	$5,000,000 10.5% Secured Promissory Note Issued by Viking Energy Group, Inc. to Camber Energy, Inc. Dated June 25, 3020
10.3*	Security and Pledge Agreement, dated as of June 25, 2020 by and among Viking Energy Group, Inc. and Camber Energy, Inc.
10.4*	Amended and Restated Security and Pledge Agreement, dated as of June 25, 2020 by and among Viking Energy Group, Inc. and Camber Energy, Inc.
10.5*	Assignment of Membership Interests by Viking Energy Group, Inc. in favor of Camber Energy, Inc. dated June 25, 2020

* Filed herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Camber Energy, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

+ Certain schedules, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Camber Energy, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the merger on the terms disclosed, if at all, the right of one or both of Viking or Camber to terminate the merger agreement and the result of such termination; the outcome of any legal proceedings that may be instituted against Viking, Camber or their respective directors; the ability to obtain regulatory approvals and other consents, and meet other closing conditions to the merger on a timely basis or at all, including the risk that regulatory approvals or other consents required for the merger are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by Viking stockholders and Camber stockholders on the expected schedule; required closing conditions which may not be able to be met and/or consents which may not be able to be obtained; difficulties and delays in integrating Viking’s and Camber’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties, including, but not limited to, as a result of the recent volatility in oil and gas prices and the status of the economy (both US and global) due to the Covid-19 pandemic and actions taken to slow the spread of Covid-19; risks that the transaction disrupts Viking’s or Camber’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; the ability of Camber to obtain the approval of its Series C Preferred Stock holder to close the Merger; the ability of Viking or Camber to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the merger; the continued availability of capital and financing, prior to, and following, the merger; the business, economic and political conditions in the markets in which Viking and Camber operate; and the fact that Viking’s and Camber’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Form S-4 (defined below), and Viking’s and Camber’s publicly filed reports, including Viking’s Annual Report on Form 10-K for the year ended December 31, 2019, Camber’s Annual Report on Form 10-K for the year ended March 31, 2019 and subsequently filed Quarterly Reports on Form 10-Q and Annual Report on Form 10-K.

Viking and Camber caution that the foregoing list of important factors is not complete, and they do not undertake to update any forward-looking statements that either party may make except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Viking, Camber or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the planned merger, on June 4, 2020, Camber filed with the Securities and Exchange Commission (SEC), a preliminary draft of a registration statement on Form S-4 to register the shares of Camber’s common stock to be issued in connection with the merger (the “Form S-4”). The registration statement includes a preliminary joint proxy statement/prospectus which, when finalized, will be sent to the respective stockholders of Viking and Camber seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FINAL REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE FINAL REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PLANNED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIKING, CAMBER AND THE PLANNED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Viking at its website, www.vikingenergygroup.com, or from Camber at its website, www.camber.energy. Documents filed with the SEC by Viking will be available free of charge by accessing Viking’s website at www.vikingenergygroup.com under the heading “Investors” – “SEC Filings”, or, alternatively, by directing a request by telephone or mail to Viking Energy Group, Inc. at 15915 Katy Freeway, Suite 450, Houston, Texas, 77094, (281) 404-4387, and documents filed with the SEC by Camber will be available free of charge by accessing Camber’s website at www.camber.energy under the heading “Investors” – “SEC Filings” or, alternatively, by directing a request by telephone or mail to Camber Energy, Inc. at 1415 Louisiana, Suite 3500, Houston, Texas, 77002, (210) 998-4035.

Participants in the Solicitation

Viking, Camber and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of Viking and Camber in respect of the planned merger under the rules of the SEC. Information about Viking’s directors and executive officers is available in Viking’s Annual Report on Form 10-K for the year ended December 31, 2019. Information about Camber’s directors and executive officers is available in Camber’s Annual Report on Form 10-K for the year ended March 31, 2019 and its definitive proxy statement for its 2020 annual meeting of shareholders, and will be available in its Annual Report on Form 10-K for the year ended March 31, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the final joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the final joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Viking or Camber using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: June 26, 2020

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1#	Agreement and Plan of Merger, dated as of February 3, 2020, by and between Viking Energy Group, Inc. and Camber Energy, Inc. (Filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 5, 2020, and incorporated by reference herein)(File No. 001-32508)
2.2	First Amendment to Agreement and Plan of Merger, dated as of May 27, 2020, by and between Viking Energy, Inc. and Camber Energy, Inc. (Filed as Exhibit 2.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 1, 2020, and incorporated by reference herein)(File No. 001-32508)
2.3	Second Amendment to Agreement and Plan of Merger, dated as of June 15, 2020, by and between Viking Energy, Inc. and Camber Energy, Inc. (Filed as Exhibit 2.3 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 16, 2020, and incorporated by reference herein)(File No. 001-32508)
2.4*	Third Amendment to Agreement and Plan of Merger, dated as of June 25, 2020, by and between Viking Energy, Inc. and Camber Energy, Inc.
10.1*+	Securities Purchase Agreement dated as of June 25, 2020 by and Between Camber Energy, Inc. (Purchaser) and Viking Energy Group, Inc.
10.2*	$5,000,000 10.5% Secured Promissory Note Issued by Viking Energy Group, Inc. to Camber Energy, Inc. Dated June 25, 3020
10.3*	Security and Pledge Agreement, dated as of June 25, 2020 by and among Viking Energy Group, Inc. and Camber Energy, Inc.
10.4*	Amended and Restated Security and Pledge Agreement, dated as of June 25, 2020 by and among Viking Energy Group, Inc. and Camber Energy, Inc.
10.5*	Assignment of Membership Interests by Viking Energy Group, Inc. in favor of Camber Energy, Inc. dated June 25, 2020

* Filed herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Camber Energy, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

+ Certain schedules, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Camber Energy, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.